UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

AbbVie Inc. (“AbbVie”) held its Annual Meeting of Stockholders on May 8, 2015.  The following is a summary of the matters voted on at that meeting.

(1)                                 The stockholders elected AbbVie’s Class III Directors with terms expiring in 2018, as follows:

Name	For	Withheld	Broker Non-Votes
Roxanne S. Austin	1,016,745,497	118,346,407	230,005,019
Richard A. Gonzalez	1,085,992,401	49,099,503	230,005,019
Glenn F. Tilton	1,114,111,201	20,980,703	230,005,019

(2)                                 The stockholders ratified the appointment of Ernst & Young LLP as AbbVie’s independent registered public accounting firm for 2015, as follows:

For	Against	Abstain
1,331,520,648	30,658,983	2,917,292

(3)                                 The stockholders approved, on an advisory basis, the compensation of AbbVie’s named executive officers listed in the proxy statement for the 2015 annual meeting, as follows:

For	Against	Abstain	Broker Non-Votes
1,075,816,444	51,054,382	8,221,078	230,005,019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: May 11, 2015	By:	/s/ Laura J. Schumacher
Laura J. Schumacher
Executive Vice President, Business Development, External Affairs and General Counsel